UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05984

The New Ireland Fund, Inc.
(Exact name of registrant as specified in charter)

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108
(Address of principal executive offices) (Zip code)

KBI Global Investors (North America) Ltd.

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108

(Name and address of agent for service)

1-800-468-6475

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Stockholders.

(a)	Semi-Annual Report, April 30, 2021

Semi-Annual Report

April 30, 2021

Letter to Shareholders

Dear Stockholder,

We are pleased to provide the Semi-Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the six months ended April 30, 2021.

For the period, the Fund’s net asset value (“NAV”) increased 42.6%, outperforming the Fund’s benchmark, the MSCI All Ireland Capped Index (“MSCI”), which increased 40.2%. The Fund’s market price increased 75.7% over the same period.

Global stock markets, including the Irish market, have experienced strong growth in the last three to six months, mainly as a result of the highly accommodative fiscal and monetary policy mix that has supported equity markets since the COVID pandemic commenced in early 2020 and as detailed further in our Management Discussion and Analysis. The MSCI Ireland index was ahead of the S&P 500 Index by +5.6%, +11.3% and +21.1%, respectively, over the three, six and twelve month periods ended April 30, 2021. Versus the broader European EuroStoxx50, the MSCI Ireland index outperformed by +4.6% and +13.6%, respectively, over the six and twelve month periods. The US dollar weakened by approximately 15% versus the Euro, during the twelve-month period.

The relative performance of the Irish economy since the end of 2020, in particular, has been quite strong. GDP rose by 3.4% in 2020 despite the COVID pandemic. The Irish equity market is more heavily weighted towards cyclical and value orientated companies and sectors or yield orientated companies and is therefore well positioned for the rotation back to more fundamental driven markets. The Fund has benefitted from this rotation over recent months and, in particular, from increased exposure towards banking and construction-related stocks.

The Fund continues to review various discount management options. On April 20, 2021, the Fund commenced a cash tender offer for up to 25% of the Fund’s outstanding shares at a price equal to 98% of the Fund’s net asset value on the May 14, 2021. The tender offer period expired on May 13, 2021, and the Fund accepted 1,213,300 shares for payment at a price of $14.78 per share. In addition, the Fund continued to implement its share repurchase program during the period, repurchasing 65,606 shares through March 31, 2021. The Fund did not repurchase any shares during the tender offer period.

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

David Dempsey Chair of the Board June 1, 2021	Sean Hawkshaw Director & President June 1, 2021

Important Information Concerning Management Discussion and Analysis and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of April 30, 2021. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of KBI Global Investors (North America) Ltd. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of April 30, 2021)

Over the most recent fiscal quarter, the Fund’s net asset value (“NAV”) per share increased by 18.8% in U.S. Dollar terms1 to $15.00, as compared to the MSCI Ireland All Capped Index (“MSCI”) which increased by 18.6% over the period. For the 6 months ended April 30, 2021, the Fund’s NAV returned 42.6%, outperforming the comparable MSCI return of 40.2%.

Irish Economic Review

In the most recent three month period ended April 30, 2021, the impact of the COVID-19 pandemic declined steadily in Ireland, as cases fell sharply, the vaccine rollout accelerated, and restrictions on economic activity eased moderately. By the end of April, almost 30% of the adult population had received at least one dose of vaccine, and the pace of vaccine administration was rising quickly as supply constraints eased. In addition, all schools had reopened fully, and much construction activity had restarted, with further significant easing of restrictions scheduled through May and June.

Ireland is perhaps well placed in a relative sense, due to the large exposure to sectors which are among the least affected by the pandemic (e.g., pharmaceuticals, financial services, IT) and GDP rose by 3.4% in 2020, despite the impact of COVID-19. GDP is an imperfect measure of economic growth given the structure of the Irish economy, however, even allowing for this distortion, the economy performed very well in a relative sense. The fiscal impact of COVID-19 will be large, as undoubtedly huge sums were borrowed

1	All returns are in US dollars unless stated otherwise.

by the Irish government to finance various measures it took to support consumer incomes and businesses most affected by the slowdown. The various measures taken by the European Central Bank to enhance the ability of banks to continue to provide credit to the private sector also helped to offset the worst of the impact, and its large-scale purchases of European government bonds, including Irish government bonds, are helping to keep government borrowing costs at extraordinarily low levels. In fact, the Irish government ten-year bond yield remains very low, at less than 0.2% at the end of the period under review.

Brexit:

After almost five years of considerable uncertainty, the UK finally left the European Union “in practice” at the end of December 2020, and the UK and EU agreed, with just days to spare, a basic free trade deal to minimize – but certainly not eliminate – barriers to trade flows of goods between the EU and UK. However, services are not included in the agreement, and although tariffs are set to zero for all goods, there has been considerable disruption to trade given the need of exporters/importers to comply with complex paperwork requirements. At this stage it appears that, as expected, there has been a negative impact on Irish exports to the UK, and some limited disruption to supply chains, although far less so than if a trade deal had not been agreed. Over time, these negative impacts should reduce, and to date it does not appear as if the magnitude of the disruption is large enough to lead forecasters to materially change their forecasts for economic growth this year or in future years.

Corporate taxation trends:

A number of international initiatives are under way to restructure the current corporation tax system, on an agreed international basis, and/or to impose a minimum rate of tax. While Ireland has a low headline rate of corporation tax (12.5%), if these international initiatives come to fruition, it could potentially have a significant impact on fiscal revenues in Ireland. The Irish government has estimated that the lost revenue could amount to approximately $2.5bn annually, however given the many current uncertainties, this should be regarded as a very tentative estimate. While this potential lost revenue would be an unwelcome development for Ireland, it amounts to well under 1% of GDP, so it would likely be regarded as more of a problem than a crisis.

Growth:

Growth is expected to be strong again this year, following on from the strong growth of the Irish economy, as measured by GDP, in 2020. The Central Bank of Ireland expects a GDP growth rate of 2.8% for 2021, while the independent Economic and Social Research Institute forecasts 4.4%, Davy stockbrokers forecast 3.5%, and Goodbody stockbrokers forecast 3.5%. As previously mentioned, GDP is an imperfect measure of economic activity in Ireland, however alternative measures of activity will likely show a far larger improvement between 2020 and 2021.

Equity Market Review

Our central scenario remains that from late spring onwards both the global economy and company earnings will experience strong growth. We expect to see strong economic growth numbers from the US, to be followed later in the summer by Europe, including Ireland. The highly accommodative policy mix, both fiscal and monetary remains in place, but overtaken in 2021 by a more dominant focus on fundamentals as expected. This should remain and not just support equity markets themselves, but more materially support a continued rotation to ‘new winners’ such as value and cyclical oriented equity stocks and sectors. Consistent with this environment, we expect bond markets to continue to struggle and underperform as yields remain under upward pressure. Such yield rises may be moderate, however, as the US Fed have indicated that they will remain patient and keep rates ‘lower for longer’ as they view any inflation pressures as ‘temporary’. Against this however, the Biden Administration’s US fiscal stimulus is a significantly bigger than expected policy development.

With equity markets trading near all-time highs, there is a sense that most of the strong gains are already behind us. The markets to a large extent have already factored in the anticipated strong macro growth leaving little room for positive surprises. So, while market returns themselves should be more modest, the key focus is likely to be on bottom-up company fundamentals with the key driver likely to be earnings growth and momentum of same.

At an aggregate valuation, level equity markets are expensive compared to history. For now, at least, there is little on the horizon to change this. We continue to note that equities are attractive compared to the alternates such as bonds. We also note that it is the valuation extremes of growth equites that is of most concern within equity markets with value and income equities trading at considerable discounts compared to history. Ireland is relatively well insulated from such expensive growth exposure.

We believe that the rotation towards cyclical and value sectors is far from complete as we now enter an environment that should better reward stock-picking. As the year progresses and bond yields likely drift higher again, that next phase may then be one where attractively priced equity dividend income could well be sought and rewarded.

From the table below it is evident that Ireland has performed relatively strongly versus the EuroStoxx50 over the past three and twelve months. Equally noteworthy is that on a 12-month basis Ireland is also ahead of both the S&P 500 and the NASDAQ for the first time in quite a while. While the S&P and NASDAQ have been positive in absolute terms over the quarter, US markets have finally begun to lag and especially so in the context of the previous technology growth winners.

In terms of currencies, they have been also been a factor and for the twelve-month period ending April 30, 2021, the US dollar has weakened by approximately 15% against the Euro which has benefitted US investors.

MARKET INDEX	3 Months Perf		6 Months Perf		12 Months Perf
	Local	USD $	Local	USD $	Local	USD $
MSCI ALL IRELAND CAPPED $	19.6%	18.6%	35.6%	40.2%	52.0%	67.1%
S&P 500 COMPOSITE	15.7%	14.6%	26.9%	31.2%	45.9%	60.3%
NASDAQ COMPOSITE	13.0%	13.0%	28.9%	28.9%	46.0%	46.0%
FTSE 100	7.0%	7.0%	28.4%	28.4%	58.3%	58.3%
TOPIX	5.9%	1.4%	21.5%	16.2%	32.3%	29.5%
EURO STOXX 50	10.1%	11.1%	27.2%	36.2%	22.2%	34.1%
DAX 30 PERFORMANCE	15.0%	14.0%	35.7%	40.3%	39.6%	53.4%
FRANCE CAC 40	12.7%	11.7%	31.0%	35.4%	39.4%	53.2%
AEX INDEX (AEX)	16.5%	15.5%	37.4%	42.0%	40.4%	54.3%
FTSE 250	11.8%	12.7%	31.9%	41.3%	39.4%	53.0%

Note-Indices are total gross return

Source: Datastream

As noted earlier, the Fund produced a strong positive return for the 6 months ended April 30, 2021.

Major Fund stock capital moves over the 6 months to April 30, 2021 (in US dollar terms)

Strongest % move		Weakest % move
AIB Group PLC	+160.8%	Kingspan Group PLC	+2.3%
Bank of Ireland Group PLC	+139.3%	Kerry Group PLC	+8.9%
Total Produce PLC	+99.1%	Greencoat Renewables PLC	+9.6%
C&C Group PLC	+96.0%	Flutter Entertainment PLC	+17.6%
Grafton Group PLC	+95.4%	Origin Enterprises PLC	+23.6%

Highlights regarding some of the significant contributors to the Fund’s performance over the 6-month period are detailed below:

Allied Irish Bank PLC and Bank of Ireland PLC: The stocks of both companies performed strongly as they recovered from the pandemic induced economic recession of much of 2020. A more positive economic outlook and hopes of reflation drove both share prices. Separate to the improved macro-outlook, both stocks were also involved in a positive way in M&A activity adding additional assets to their loan books from Ulster Bank and KBC Bank Ireland, respectively.

Total Produce PLC: The stock was a strong outperformer with the share price reacting very positively to the announcement of the company’s intention to fully acquire 100% of US based Dole Foods and to re-list the combined entity on US stock-exchanges via an IPO mechanism.

Grafton Group and C&C Group: The stocks of these companies performed strongly over the 6-months ended April 30, 2021. Both stocks are exposed to consumer spending and the outlook for re-opening of both the UK and Irish economies, in particular, drove the strong rebound for both stocks. Management teams of both companies provided the market with more re-assurance on and an upbeat outlook for their earnings prospects for 2021 and beyond.

Kingspan PLC: The stock generally stood still share pricewise over the 6-months. Positive earnings results and outlook were matched equally by negative headlines and concerns about the exposure of some Kingspan products to the Grenfell Tower block tragedy in the UK in 2017. Senior executives of the company were called to provide evidence under cross-examination at a public enquiry over Q4, 2020.

Kerry PLC, Greencoat Renewables PLC and Flutter Entertainment PLC: While the stocks of these companies underperformed in relative terms over the period, in absolute terms each of their share prices delivered positive returns. In all three cases, they underperformed primarily, as they are seen as more defensive or quality growth type stocks and during the period the market rewarded more economically sensitive and value-oriented stocks. There was no stock specific news that would have materially affected any of the share prices.

Irish Market Outlook:

For Ireland, light at the end of the tunnel on the COVID-19 pandemic and at the same time an acceleration in global growth from Spring/early Summer onwards should remain a very supportive backdrop. We have for some time argued that a ‘regime change’ away from liquidity driven and back towards more fundamental driven equity markets should benefit more value, cyclical and smaller-cap oriented stocks and sectors over the mega-capitalization, growth & momentum styles that dominated over recent years. The Irish market continues to be well placed for this rotation. While aggregate valuations of equity markets are not seen as cheap in absolute terms, as a long-term investor we look out to continued economic and earnings growth not just in 2021 but further out and at least to 2023 which allows for further market advancement. This positive earnings momentum will continue to be crucial for further market progress and the first quarter earnings season of 2021 certainly benefitted from very positive earnings reports as well as delivering strong earnings upgrade momentum.

We have continued to focus much effort on bottom-up stock picking and analysis. Since the end of 2020 we have seen a notable rotation that has certainly benefitted domestic Irish names such as the main banking stocks and construction related names. We have gradually been adding to domestic Ireland exposed stocks such as banks & homebuilders over the previous quarter in anticipation of such a move. The Fund is actively managed and while gradual, the incremental moves continued to see the Fund take profits from the more expensive growth stocks and re-invest in more quality value cyclicals. While we have seen styles such as value and cyclicality rewarded, it is worth pointing out that dividend income has so far at least only seen modest reward in the rotation. This may well be something to focus on as we go through the cycle.

Through all the panic and commotion over the last year, we continue to remain steadfast with the investment approach, and build the portfolio in an active and balanced way, focusing on many of the same themes at present, as we have over the last year.

Noel O’Halloran,
Chief Investment Officer,
KBI Global Investors (North America) Ltd
June 1, 2021

Investment Summary (unaudited)

Total Return (%)
	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	75.73	75.73	42.65	42.65
One Year	101.38	101.38	72.27	72.27
Three Year	26.78	8.23	18.81	5.91
Five Year	36.84	6.47	29.66	5.33
Ten Year	174.09	10.61	148.46	9.53

	Per Share Information and Returns
	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	Six Months Ended April 30, 2021
Net Asset Value ($)	8.45	9.59	14.24	14.17	16.31	13.04	15.56	11.07	11.09	10.76	15.00
Income Dividends ($)	(0.06)	(0.02)	—	(0.07)	—	(0.16)	—	—	(0.10)	—	—
Capital Gain Distributions ($)	—	—	—	(0.30)	(1.13)	(2.06)	(1.14)	(1.16)	(0.27)	—	(0.31)
Return of Capital ($)	—	—	—	—	—	—	—	—	(0.07)	—	—
Total Return (%) (a)	10.69	13.82	48.49	2.39	25.09	(5.66)	30.04	(21.54)	5.38	(2.98)	42.65(b)

Notes

(a)

Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the plan, see page 23.

(b)	Period less than one year are not anualized.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2021
(Percentage of Net Assets) (unaudited)

Top 10 Holdings by Issuer as of April 30, 2021 (unaudited)

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	19.27%
Flutter Entertainment PLC	Hotels, Restaurants & Leisure	15.74%
Kingspan Group PLC	Building Products	7.38%
AIB Group PLC	Banks	5.87%
Bank of Ireland Group PLC	Banks	5.54%
Grafton Group PLC	Trading Companies & Distributors	3.73%
Smurfit Kappa Group PLC	Containers & Packaging	3.04%
Dalata Hotel Group PLC	Hotels, Restaurants & Leisure	3.04%
Kerry Group PLC, Series A	Food Products	2.84%
Uniphar PLC	Health Care Services	2.82%

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited)

April 30, 2021	Shares	Value (U.S.) (Note A)
COMMON STOCKS (98.88%) (a)
COMMON STOCKS OF IRISH COMPANIES (91.55%)
Airlines (3.91%)
Ryanair Holdings PLC *	85,456	$1,736,305
Ryanair Holdings PLC - Sponsored ADR *	9,490	1,108,906
		2,845,211
Banks (11.41%)
AIB Group PLC *	1,459,480	4,270,862
Bank of Ireland Group PLC *	686,718	4,030,630
		8,301,492
Beverages (2.39%)
C&C Group PLC	425,198	1,739,337
Building Products (7.38%)
Kingspan Group PLC *	60,306	5,369,588
Construction Materials (19.27%)
CRH PLC	297,382	14,025,868
Containers & Packaging (3.04%)
Smurfit Kappa Group PLC	43,310	2,216,086
Food & Staples Retailing (0.95%)
Total Produce PLC	271,981	691,585
Food Products (3.22%)
Glanbia PLC	7,206	106,041
Greencore Group PLC	32,000	70,135
Kerry Group PLC, Series A	15,972	2,070,021
Origin Enterprises PLC	21,273	99,233
		2,345,430
Health Care Services (3.24%)
UDG Healthcare PLC	25,729	304,517
Uniphar PLC	578,560	2,051,952
		2,356,469
Hotels, Restaurants & Leisure (18.78%)
Dalata Hotel Group PLC *	408,468	2,214,784
Flutter Entertainment PLC *	51,317	10,479,090
Flutter Entertainment PLC *	4,768	977,186
		13,671,060
Household Durables (5.45%)
Cairn Homes PLC *	1,476,145	1,920,229
Glenveagh Properties PLC *	1,864,420	2,044,256
		3,964,485

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2021	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)
Industrial Conglomerates (2.46%)
DCC PLC	20,623	$1,789,763
Life Sciences Tools & Services (2.23%)
Malin Corp. PLC *	217,468	1,621,003
Machinery (1.54%)
Mincon Group PLC	718,130	1,122,388
Marine (1.15%)
Irish Continental Group PLC - UTS *	152,652	835,046
Multi-Utilities (0.25%)
Greencoat Renewables PLC	126,408	181,610
Pharmaceuticals (1.15%)
Amryt Pharma PLC *	300,819	841,275
Trading Companies & Distributors (3.73%)
Grafton Group PLC *	164,744	2,714,298
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $41,223,770)		66,631,994

COMMON STOCKS OF FRENCH COMPANIES (3.38%)
Building Products (1.48%)
Cie de St-Gobain *	17,041	1,075,601
Multi-Utilities (1.90%)
Veolia Environnement SA	43,413	1,382,606
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $1,406,609)		2,458,207

COMMON STOCKS OF ITALY COMPANIES (1.95%)
Electric Utilities (1.95%)
Enel SpA	143,030	1,421,582
TOTAL COMMON STOCKS OF ITALY COMPANIES
(Cost $1,025,274)		1,421,582

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2021	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)
COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.73%)
Construction & Engineering (1.73%)
Costain Group PLC *	1,540,162	$1,254,948
TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES
(Cost $1,227,015)		1,254,948

COMMON STOCKS OF UNITED STATES COMPANIES (0.27%)
Commercial Services & Supplies (0.27%)
Covanta Holding Corp.	13,264	199,490
TOTAL COMMON STOCKS OF UNITED STATES COMPANIES
(Cost $118,430)		199,490
TOTAL COMMON STOCKS
(Cost $45,001,098)		$71,966,221

RIGHTS - —%
AMRYT EMA CVR (b)	300,819	—
AMRYT FDA CVR (b)	300,819	—
AMRYT REVENUE CVR (b)	300,819	—
		—
TOTAL RIGHTS
(Cost $0)		—

TOTAL INVESTMENTS (98.88%)
(Cost 45,001,098)		71,966,221
OTHER ASSETS AND LIABILITIES (1.12%)		815,386
NET ASSETS (100.00%)		$72,781,607

*	Non-income producing security.
ADR	– American Depositary Receipt traded in U.S. dollars.
UTS	– Units
CVR	– Contingent Value Rights
(a)

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

(b)	Value determined using significant unobservable inputs.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2021

ASSETS:
Investments at value (Cost $45,001,098)	U.S.	$71,966,221
See accompanying schedule
Cash		608,703
Dividends receivable		435,140
Foreign Currency (Cost $813)		806
Prepaid expenses		41,854
Total assets	U.S.	$73,052,724

LIABILITIES:
Investment advisory fee payable (Note B)	U.S.	$74,935
Accrued legal fees payable		26,320
Administration fee payable (Note B)		26,265
Accrued audit fees payable		21,315
Directors’ fees and expenses payable		20,907
Printing fees payable		11,543
Custody fees payable (Note B)		1,275
Accrued expenses and other payables		88,557
Total liabilities		271,117

NET ASSETS	U.S.	$72,781,607

AT APRIL 30, 2021 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 4,853,202		$48,532
Additional paid-in capital		43,827,577
Total distributable earnings		28,905,498
TOTAL NET ASSETS		$72,781,607

NET ASSET VALUE PER SHARE
(Applicable to 4,853,202 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $72,781,607 ÷ 4,853,202)		$15.00

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

				For the Six Months Ended April 30, 2021 (unaudited)

INVESTMENT INCOME
Dividends			U.S.	$498,590
Foreign taxes withheld				(5,245)
TOTAL INVESTMENT INCOME				493,345

EXPENSES
Investment advisory fees (Note B)	U.S.	$207,853
Directors’ fees		82,301
Legal fees		75,773
Administration fees (Note B)		66,082
Compliance fees (Note B)		42,020
Transfer agent fees (Note B)		31,226
Audit fees		21,314
Exchange listing fees		16,564
Custodian fees (Note B)		10,281
Insurance premiums		10,152
Printing and mailing expenses		9,358
Investor services fees		8,668
Other expenses		13,714
TOTAL EXPENSES				595,306
NET INVESTMENT LOSS			U.S.	$(101,961)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		2,158,310
Foreign currency transactions		6,183
Net realized gain/(loss) on investments and foreign currency during the period				2,164,493
Net change in unrealized appreciation/(depreciation) of:
Securities		20,021,344
Foreign currency and net other assets		1,903
Net unrealized appreciation/(depreciation) of investments and foreign currency during the period				20,023,247
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				22,187,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$22,085,779

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

		Six Months Ended April 30, 2021 (unaudited)		Year Ended October 31, 2020

OPERATIONS:
Net investment income/(loss)	U.S.	$(101,961)	U.S.	$(461,890)
Net realized gain on investments and foreign currency transactions		2,164,493		1,834,273
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		20,023,247		(2,928,732)
Net increase/(decrease) in net assets resulting from operations		22,085,779		(1,556,349)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings		(1,496,636)		—
Total distributions		(1,496,636)		—

CAPITAL SHARE TRANSACTIONS:
Costs associated with tender offer (Note I)		(19,412)		—
Offering costs associated with shelf offering		—		(106,140)
Value of 65,606 and 19,500 shares repurchased, respectively, to shareholders in connection with a share repurchase program (Note F)		(693,584)		(180,706)
Net increase/(decrease) in net assets resulting from capital share transactions		(712,996)		(286,846)
Total increase/(decrease) in net assets		19,876,147		(1,843,195)

NET ASSETS:
Beginning of period		52,905,460		54,748,655
End of period	U.S.	$72,781,607	U.S.	$52,905,460

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

		Six Months Ended April 30, 2021		Year Ended October 31,
		(unaudited)		2020	2019	2018		2017	2016
Operating Performance:
Net Asset Value, Beginning of Period	U.S.	$10.76		$11.09	$11.07	$15.56		$13.04	$16.31
Net Investment Income/(Loss)		(0.02)		(0.09)	0.02	(0.03)		(0.15)	(0.06)
Net Realized and Unrealized Gain/(Loss) on Investments		4.53		(0.25)	0.42	(2.21)		3.67	(0.88)
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		4.51		(0.34)	0.44	(2.24)		3.52	(0.94)
Distributions to Shareholders from:
Net Investment Income		—		—	(0.10)	—		—	(0.16)
Net Realized Gains		(0.31)		—	(0.27)	(1.16)		(1.14)	(2.06)
Return of Capital		—		—	(0.07)	—		—	—
Total from Distributions		(0.31)		—	(0.44)	(1.16)		(1.14)	(2.22)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.04	(a)	0.01 (a)	0.02 (a)	(1.09	)(b)	0.14 (c)	(0.11	)(d)
Net Asset Value, End of Period	U.S.	$15.00		$10.76	$11.09	$11.07		$15.56	$13.04
Share Price, End of Period	U.S.	$13.40		$7.85	$9.06	$9.18		$13.65	$11.65
Total NAV Investment Return (e)		42.65	%(f)	(2.98)%	5.38%	(21.54)%		30.04%	(5.66)%
Total Market Investment Return (g)		75.73	%(f)	(13.36)%	3.81%	(25.83)%		27.69%	1.08%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, End of Period (000’s)	U.S.	$72,782		$52,905	$54,749	$55,157		$58,152	$69,585
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.37	)%(h)	(0.89)%	0.20%	(0.27)%		(0.76)%	(0.41)%
Ratio of Operating Expenses to Average Net Assets		1.83	%(h)	1.96%	2.07%	1.98%		2.19%	1.78%
Portfolio Turnover Rate		16	%(f)	21%	19%	18%		14%	22%

(a)	Amount represents per share impact related to the Share Repurchase Program.
(b)	Amount represents per share impact related to a Rights Offering, which was completed in December 2017.
(c)	Amount represents per share impact related to the Tender Offer, which was completed in May 2017.
(d)	Amount represents per share impact for new shares issued as Capital Gain Stock Distribution.
(e)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(f)	Periods less than one year are not annualized.
(g)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(h)	Annualized.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listing or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of April 30, 2021 is as follows:

	Total Value at 04/30/2021	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*	$71,966,221	$71,966,221	$—	$—
Rights	—	—	—	—
Total Investments ^	$71,966,221	$71,966,221	$—	$—

* See Portfolio Holdings detail for country breakout.

^ Investments are disclosed individually on the Portfolio Holdings.

There was no change in Level 3 securities.

Dividends and Distributions to Stockholders: Distributions from net realized gains on investment transactions and net realized foreign exchange gains, if any, are declared and paid annually and are recorded on the ex-dividend date. On December 8, 2020, the Board determined that the Fund was in a position to distribute short-term and long-term capital gains.

Distributions are reported on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2020, 2019, 2018, and 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax return for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from ICE Data Services each day the current 4:00 pm New York time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Offering Costs: Offering costs are capitalized in conjunction with the shares issued in such offering. Offering costs can also be amortized through the expiration of the offering period depending on the likelihood of the occurrence of the offering.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with KBI Global Investors (North America) Ltd. (“KBIGINA”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBIGINA provides investor services to existing and potential shareholders. See the effect of expenses on Statement of Operations.

The Fund has entered into an administration agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”). The Fund pays Fund Services an annual fee payable monthly. See the effect of expenses on Statement of Operations.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. See the effect of expenses on Statement of Operations.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. See the effect of expenses on Statement of Operations.

The Fund has entered into an agreement with Vigilant Compliance, LLC for compliance services. See the effect of expenses on Statement of Operations.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six month period ended April 30, 2021, excluding U.S. government and short-term investments, aggregated to U.S. $10,420,575 and U.S. $13,386,065 respectively.

D. Components of Distributable Earnings:

At October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$—	$331,004	$1,165,644	$6,819,707

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

As of October 31, 2020, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of April 30, 2021, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$45,001,098	$27,387,688	$(422,565)	$26,965,123	$(7)	$26,965,116

E. Common Stock

For the six months ended April 30, 2021 and the year ended October 31, 2020, the Fund did not issue any shares.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended April 30, 2021, the Fund repurchased 65,606 (1.35% of the shares outstanding at April 30, 2021) of its shares for a total cost of $693,584 at an average discount of 21% of net asset value. For the year ended October 31, 2020, the Fund repurchased 19,500 (0.40% of the shares outstanding at October 31, 2020) of its shares for a total cost of $180,706 at an average discount of 17% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the Unites States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transactions costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

The Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates.

The COVID-19 pandemic has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

In accordance with its offer to purchase 25% of its issued and outstanding shares of common stock, which offer expired on May 13, 2021, the Fund accepted 1,213,300 shares for payment on or about May 19, 2021 at $14.78 per share, which is equal to 98% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on May 14, 2021. A total of approximately 3,043,351 shares or approximately 62.71% of the Fund’s issued and outstanding shares of common stock were properly tendered and not withdrawn prior to the expiration of the offer. Consistent with the terms of the offer, on a pro rated basis, approximately 39.87%, or 1,213,300 shares, of the shares properly tendered by each stockholder were accepted for payment. The total net assets of the Fund as of May 13, 2021 was $72,324,942.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund. The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, phone number, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Fund will not disclose the Information about registered shareholders who are individuals, except as permitted by law and for its everyday business purposes. Such disclosures may be made to the Fund’s affiliates such as its investment manager, and with nonaffiliated third parties to process your transactions, maintain your account(s), respond to court orders and legal investigations. Nonaffiliated third parties the Fund can share with may include its accountants, attorneys, transfer agents, custodians and broker-dealers.

The Fund may also disclose your Information to its affiliates for marketing purposes, such as to offer the Fund’s products and services to you. Further, the Fund may also disclose your Information as described above to nonaffiliated third parties that perform marketing services on the Fund’s behalf. The Fund does not engage in joint marketing.

To protect this Information, the Fund permits access only by authorized employees who need access to that Information in order to perform their jobs. The Fund uses security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

The Fund’s privacy policy applies only to its individual registered shareholders. If you are the record holder of shares of the Fund through a third-party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

If you have any questions, please call the Fund’s transfer agent at 1-877-295-6932.

Dated June 15, 2021

Additional Information (unaudited) (continued)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT. The filings are available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Advisory Agreement

The Directors, including a majority of the Directors who are not “interested persons” of the Fund under the 1940 Act (the “Independent Directors”), unanimously approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and the Adviser for an additional annual period at a virtual meeting held on February 18, 2021.

In considering whether to approve the renewal of the Advisory Agreement, the Directors reviewed a variety of information provided by the Adviser and USBGFS, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser. The materials provided to the Directors included, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law. The Directors, including the Independent Directors, also considered other matters such as: (i) the Adviser’s financial results and financial condition; (ii) the Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) the procedures employed to determine the value of the Fund’s assets; (v) the allocation of the Fund’s brokerage, if

Additional Information (unaudited) (continued)

any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (vii) possible conflicts of interest. Throughout the process, the Board was afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed continuances in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Fund, the Directors considered all factors they believed relevant, including the following:

1) the total compensation to be received, directly or indirectly, by the Adviser;

2) the expenses incurred by the Adviser in performing services under the Agreement;

3) the Fund’s expense ratio;

4) the possible reduction in advisory fees to reflect economies of scale;

5) competitive prices for comparable services;

6) competitive expense ratios; and

7) past performance and reliability of the Adviser.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Advisory Agreement included in the factors listed below.

Nature, Extent and Quality of Services Provided by the Adviser

The Directors considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services continue to expand as a result of regulatory and other market developments. The Directors noted that, for example, the Adviser is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered the Adviser’s investment experience, the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund.

Additional Information (unaudited) (continued)

The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

At the request of the Directors, the Adviser provided information concerning the profitability to the Adviser of the Advisory Agreement. The Directors reviewed with the Adviser assumptions and methods of allocation used by the Adviser in preparing this Fund-specific profitability data. The Directors recognized that it is difficult to make comparisons of profitability from investment advisory contracts. This is because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the type of clients it advises, its business mix, and numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the Directors considered the effect of fall-out benefits on the Adviser’s expenses. The Directors recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that the Adviser’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out Benefits

The Directors also considered so-called “fall-out benefits” to the Adviser and its affiliates, such as reputational and other benefits from the Adviser’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits.

Investment Results

The Directors considered the investment results of the Fund as compared to the eleven other single country closed-end equity funds (“Peer Funds”) based on the information provided by Broadridge, an independent third-party provider of investment company data, and by reviewing the performance of the Fund’s benchmark. In addition to the information received by the Directors for the Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

The comparative information showed that the performance of the Fund compared favorably to the Peer Funds over the one-, three-, five- and ten-year periods ended October 31, 2020. It was also noted that the Fund’s diversification requirements limited its investment flexibility compared to other advisory accounts advised by the Adviser.

Additional Information (unaudited) (continued)

The Directors also took into account the impact of the Fund’s rights offering on the Fund’s performance. Based upon this review, the Directors concluded that the Fund’s relative investment performance over time had been satisfactory.

Advisory Fee

The Adviser reviewed with the Directors the major differences in the scope of services it provides to institutional clients and to the Fund. For example, despite not being required, under the Advisory Agreement, the Adviser provides, among other things, consultants who serve as officers of the Fund (which officers provide required certifications, with the attendant costs and exposure to liability). The Adviser also assists in coordinating the provision of services to the Fund by certain nonaffiliated service providers. In looking at fee comparisons, the Directors took these aspects into consideration.

The information provided by Broadridge showed that the Fund’s total management fee, which included the advisory fee, administration and transfer agent fee, was a rate of approximately 0.723% (based on net assets at October 31, 2020) was well within the range of advisory fees paid by the Peer Funds, and was below the median for the group of Peer Funds. The advisory fee was the lowest of the Peer Funds. The Directors also considered that the Adviser must pay for research as a result of its compliance with the Markets in Financial Instruments Directive (“MiFID II”).

The Directors recognized the limitations on the usefulness of these comparisons, given the potential varying nature, extent and quality of the services provided by the advisers of other portfolios. Similar limitations are inherent in comparing services being provided by the Adviser to its other clients.

The Directors took into account that, although the Adviser may realize economies of scale in managing the Fund as its assets increase, there are substantial restraints on the growth of Fund assets. These are: (a) a public offering may only reasonably be made in rights offerings, or when the market price of the Fund’s shares exceeds the Fund’s net asset value per share; and (b) stockholders either take dividends or distributions in cash or they reinvest them in secondary market purchases of Fund shares, neither of which serves to increase Fund assets.

The Directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of the Peer Funds. It was noted that the Fund’s total expense ratio of 1.96% was higher in comparison to the expense ratios of the Peer Funds. The increased expense ratio is primarily as a result of the reduced asset size of the Fund. The Directors considered the factors that impacted the Fund’s expenses.

After considering this information, the Directors concluded that they believed that the Fund’s advisory fee was reasonable, with the breakpoint in the advisory fee being set at a relatively low level of assets. They also concluded that the absolute dollar fees paid to the Adviser were modest in light of the commitment required to advise the Fund, and that they were satisfied with the nature and quality of the services provided.

Additional Information (unaudited) (continued)

In addition, the Directors recognized that many industry observers have noted that the level of services required and risks involved in managing registered investment companies are significantly different from those for pension and institutional accounts and that market fees vary accordingly.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and the Adviser were fair and reasonable and that the renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the Advisory Agreement for an additional one-year term.

The New Ireland Fund, Inc.

Directors and Officers

David Dempsey	–	Director
Sean Hawkshaw	–	Director and President
Michael A. Pignataro	–	Director
Eleanor Hoagland	–	Director
Derval Murray	–	Treasurer, Secretary
Suzanne Hammer	–	Chief Compliance Officer

Investment Adviser
KBI Global Investors (North America) Ltd
One Boston Place
201 Washington St,
36th Floor
Boston, MA 02108

Administrator
U.S. Bancorp Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Dr., MK-WI-5302
Milwaukee, WI 53212

Shareholder Servicing Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia PA 19102-2529

Correspondence
All correspondence should be addressed to:
The New Ireland Fund, Inc.
c/o KBI Global Investors (North America) Ltd
One Boston Place
201 Washington Street
36th Floor
Boston, MA 02108

Telephone inquiries should be directed to:
1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:
investor.query@newirelandfund.com

Website address:
www.newirelandfund.com

IR-SAR 04/21

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/20-11/30/20	11,914	9.49	11,914	462,416
Month #2 12/01/20-12/31/20	5,960	9.96	5,960	456,456
Month #3 01/01/21-01/31/21	27,561	10.99	27,561	428.895
Month #4 02/01/21-02/28/21	15,571	10.63	15,571	413,324
Month #5 03/01/21-03/31/21	4,600	11.24	4,600	408,724
Month #6 04/01/21-04/30/21	0	0.00	0	408,724
Total	65,606	10.64	65,606	-

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	6/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	6/23/2021

By (Signature and Title)	/s/ Derval Murray
Derval Murray, Treasurer

Date	6/23/2021